Exhibit 10.1

EXECUTION VERSION

$285,000,000

ACQUISITION CO. LANZA PARENT

10% Senior Secured Notes due 2017

(Stage I)

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

10% Senior Secured Notes due 2017

(Stage II)

PURCHASE AGREEMENT

March 22, 2011

JEFFERIES & COMPANY, INC.
  As Representative of the
  Initial Purchasers listed in
  Schedule I hereto
c/o Jefferies & Company, Inc.
520 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (“Kratos” or the “Stage II Issuer”), Acquisition Co. Lanza Parent, a Delaware corporation and wholly owned subsidiary of Kratos (“Intermediate Holdings” or the “Stage I Issuer” and, together with the Stage II Issuer, the “Issuers”) and Lanza Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Intermediate Holdings (“Acquisition Co.”) hereby agree with you as follows:

1.                                      Issuance of Notes.  Subject to the terms and conditions herein contained, the Stage I Issuer proposes to issue and sell to Jefferies & Company, Inc. (“Jefferies”), KeyBanc Capital Markets Inc. (“Key”) and Oppenheimer & Co. Inc. (“Oppenheimer” and, together with Jefferies and Key, the “Initial Purchasers”) $285,000,000 in aggregate principal amount of 10% Senior Secured Notes due 2017 (each, a “Stage I Note” and, collectively, the “Stage I Notes”) in each case, in an aggregate principal amount of Stage I Notes set forth opposite the name of such Initial Purchaser on Schedule I hereto.  The Stage I Notes will be issued pursuant to an indenture (the “Stage I Indenture”), to be dated as of March 25, 2011, by and among the Stage I Issuer, Acquisition Co. and Wilmington Trust FSB (“Wilmington”), as trustee (in such capacity, the “Stage I Trustee”) and collateral agent (in such capacity, the “Stage I Collateral Agent”).  The proceeds of the Stage I Notes will be used to finance the acquisition by Acquisition Co. of all of the outstanding shares of common stock of Herley Industries, Inc. and its subsidiaries (each, a “Herley Entity” and collectively, “Herley”) pursuant to the Agreement and Plan of Merger, dated as of February 7, 2011 (the “Merger Agreement”), among Kratos, Acquisition Co. and Herley Industries, Inc. (the “Acquisition”), as well as to pay related fees and expenses, as described under the captions “Use of Proceeds” and “The Transactions” in the Final Offering Memorandum.  The Stage I Notes will be guaranteed (the “Stage I Guarantees” and, together with the Stage I Notes, the “Stage I Securities”) by all of the Stage I Issuer’s existing and future direct and indirect Domestic Subsidiaries (other than Herley and its Domestic Subsidiaries until the fifteenth business day following the consummation of the Acquisition).  For purposes of this Agreement, Acquisition Co. and each of the Herley Entities (upon their becoming parties hereto pursuant to Section 7(g)) are collectively referred to as the “Stage I Guarantors.”  Capitalized terms used, but not defined herein, shall have the meanings set forth in the “Description of the Stage I Notes” section of the Final Offering Memorandum (as hereinafter defined).

On February 7, 2011, Kratos entered into an amendment to its credit agreement, dated as of May 29, 2010, among Kratos, the guarantors party thereto and the various lenders party thereto (as amended and supplemented from time to time, the “Credit Agreement”) to permit, among other things, the exchange of all of the outstanding Stage I Notes for its 10% Senior Secured Notes due 2017 (the “Stage II Notes” and, together with the Stage I Notes, the “Notes”) in an aggregate principal amount equal to the aggregate principal amount of such Stage I Notes to be issued under that certain indenture (the “Existing Kratos Indenture” and, together with the Stage I Indenture, the “Indentures”), dated as of May 19, 2010, among Kratos, the guarantors party thereto (the “Stage II Guarantors” and, together with the Stage I Guarantors, the “Guarantors”) and Wilmington, as trustee (in such capacity, the “Stage II Trustee” and, together with the Stage I Trustee, the “Trustee”) and collateral agent (in such capacity, the “Stage II Collateral Agent” and, together with the Stage I Collateral Agent, the “Collateral Agent”) and the consummation of the Acquisition.

On February 11, 2011, Kratos raised approximately $61.1 million in net proceeds from a public equity offering of its shares of common stock (the “Equity Offering”).

If more than a majority but less than 90% of all of the outstanding common shares of Herley have been validly tendered (on a fully-diluted basis) and not withdrawn pursuant to the tender offer for such shares launched by Acquisition Co. on February 25, 2011 (the “Tender Offer”) and purchased promptly after the closing of the Offering (the “Escrow Condition”), the Stage I Issuer will be required to place the net proceeds of the Offering, together with a $45.0 million capital contribution from Kratos to the Stage I Issuer made on the date of the consummation of the Offering, that remain following the application of such proceeds and contribution to purchase the shares of Herley tendered in the Tender Offer and pay fees and expenses in connection with the Offering and the Acquisition (the “Required Escrow Deposit”) into an escrow account that is a trust account, maintained by the Escrow Agent as a securities account (the “Escrow Account”) to secure the Stage I Notes pursuant to the escrow and security agreement, to be dated as of March 25, 2011 (the “Escrow Agreement”), among the Stage I Issuer, the Stage I Trustee and Wilmington, as escrow agent (the “Escrow Agent”).

Promptly following the consummation of the Acquisition, (i) the Stage I Issuer will merge with and into Kratos at which time Kratos will pursuant to a supplemental indenture to the Stage I Indenture assume the obligations of Intermediate Holdings under the Stage I Notes and the Stage I Indenture Documents and become the Stage I Issuer under the Stage I Indenture and (ii) Kratos, as the Stage I Issuer, will redeem all of the Stage I Notes by issuing in exchange therefor the Stage II Notes to be issued under the Existing Kratos Indenture in an aggregate principal amount equal to the aggregate principal amount of such Stage I Notes (the “Stage II Notes Exchange Redemption”).  The Stage II Notes will form part of the same issue as, and be treated as a single class with, Kratos’ previously issued $225,000,000 10% Senior Secured Notes due 2017 (the “Existing Kratos Notes” and, together with the Stage II Notes, the “Kratos Notes”) issued under the Existing Kratos Indenture.  The Stage II Notes will be guaranteed by all of Kratos’ existing and future direct and indirect Domestic Subsidiaries (other than Discontinued Subsidiaries (as defined under the caption “Description of the Stage II Notes” in the Final Offering Memorandum) but including, for the avoidance of doubt, Herley (other than Foreign Subsidiaries (as defined under the caption “Description of the Stage II Notes” in the Final Offering Memorandum)) (the “Stage II Guarantees” and, together with the Stage II Notes, the “Stage II Securities” and, together with the Stage I Securities, the “Securities”).

The Stage I Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder (collectively, the “Securities Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Stage I Notes shall bear the legends set forth in the final offering memorandum, dated the date hereof (the “Final Offering Memorandum”).  Further, upon original issuance of the Stage II Notes in connection with the Stage II Notes Exchange Redemption, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Stage II Notes shall bear the legends set forth in the Final Offering Memorandum.  The Issuers have prepared a preliminary offering memorandum, dated March 21, 2011 (the “Preliminary Offering Memorandum”), (ii) a pricing term sheet, dated the date hereof, attached hereto as Schedule II, which includes pricing terms and other information with respect to the Stage I Notes (the “Pricing Supplement”), and (iii) the Final Offering Memorandum, in each case, relating to the offer and sale of the Stage I Notes (the “Offering”).  All references in this Agreement to the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum include, unless expressly stated otherwise, (i) all amendments or supplements thereto, (ii) all documents, financial statements and schedules and other information contained, incorporated by reference or deemed incorporated by reference therein (and references in this Agreement to such information being “contained,” “included” or “stated” (and other references of like import) in the Preliminary Offering Memorandum, the Time of Sale Document or the Final Offering Memorandum shall be deemed to mean all such information contained, incorporated by reference or deemed incorporated by reference therein), (iii) any electronic Time of Sale Document or Final Offering Memorandum and (iv) any offering memorandum “wrapper” to be used in connection with offers to sell, solicitations of offers to buy or sales of the Stage I Notes in non-U.S. jurisdictions.  The Preliminary Offering Memorandum and the Pricing Supplement are collectively referred to herein as the “Time of Sale Document.”

2.                                      Terms of Offering.  The Initial Purchasers have advised the Issuers, and the Issuers understand, that the Initial Purchasers will make offers to sell (the “Exempt Resales”) some or all of the Stage I Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Final Offering Memorandum to persons (the “Subsequent Purchasers”) whom the Initial Purchasers reasonably believe (i) are “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act), or (ii) are not “U.S. persons” (as defined in Regulation S under the Securities Act) and in compliance with the laws applicable to such persons in jurisdictions outside of the United States.

Pursuant to the terms of the Stage I Collateral Agreements as defined under the caption “Description of the Stage I Notes” in the Final Offering Memorandum (the “Stage I Collateral Agreements”), until the consummation of the Acquisition and until Herley is required by the Stage I Indenture to pledge its assets (as described in the “Description of the Stage I Notes” section of the Final Offering Memorandum), all of the obligations under the Stage I Securities and the Stage I Indenture will be secured by a pledge of the shares of Acquisition Co., the remaining cash proceeds deposited in the Escrow Account, if any, received in the Offering and Acquisition Co.’s rights under the Merger Agreement.  Upon consummation of the Stage II Notes Exchange Redemption, all of the obligations under the Stage II Securities and the Existing Kratos Indenture will be secured by a lien and security interest in substantially all of the assets of Kratos and the Stage II Guarantors pursuant to the terms of the Stage II Collateral Agreements as defined under the caption “Description of the Stage II Notes” in the Final Offering Memorandum (the “Stage II Collateral Agreements” and, together with the Stage I Collateral Agreements, the “Collateral Agreements”).

Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Stage I Notes and, if the Stage II Notes Exchange Redemption has been consummated, the Stage II Notes (the “Registration Rights Agreement”), which will be in a form to be agreed upon but to be substantially consistent with the registration rights agreement entered into in connection with the issuance of the Existing Kratos Notes with such conforming changes as are necessary to reflect the Registration Rights Agreement’s applicability to the Stage I Notes and the Stage II Notes, to be executed on and dated as of the Closing Date (as hereinafter defined). Pursuant to the Registration Rights Agreement, the Issuers, Acquisition Co., the Stage II Guarantors (and following the execution and delivery of the joinder agreement thereto, Herley), will agree, among other things, to file with the SEC (a) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to notes to be offered in exchange for the Stage I Notes or, if the Stage II Notes Exchange Redemption has been consummated, the Stage II Notes, as applicable (the “Exchange Notes”), and guarantees to be offered in exchange for the Stage I Guarantees or, if the Stage II Notes Exchange Redemption has been consummated, the Stage II Guarantees, as applicable (the “Exchange Guarantees”), which shall be identical to the Stage I Securities or the Stage II Securities, as the case may be, except that the Exchange Notes and Exchange Guarantees shall have been registered pursuant to the Exchange Offer Registration Statement and will not be subject to restrictions on transfer or contain additional interest provisions, (such offer to exchange being referred to as the “Exchange Offer”), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Stage I Notes or, if the Stage II Notes Exchange Redemption has been consummated, the Stage II Notes, as applicable. If required under the Registration Rights Agreement, the Stage I Issuer or, if the Stage II Notes Exchange Redemption has been consummated, the Stage II Issuer, will issue Exchange Notes to the Initial Purchasers (the “Private Exchange Notes”).  If the Stage I Issuer or the Stage II Issuer, as applicable, fails to satisfy its obligations under the Registration Rights Agreement, the Stage I Issuer or the Stage II Issuer, as applicable, will be required to pay additional interest to the holders of the Stage I Notes or, if the Stage II Notes Exchange

Redemption has been consummated, the Stage II Notes, under certain circumstances to be set forth in the Registration Rights Agreement.

This Agreement, the Indentures, the Collateral Agreements, the Registration Rights Agreement, the Notes, the Guarantees, the Escrow Agreement, the Engagement Letter dated February 7, 2011 (the “Engagement Letter”) between Kratos, Jefferies, Key and Oppenheimer, the Exchange Notes, the Exchange Guarantees and the Private Exchange Notes are collectively referred to herein as the “Documents”, and the transactions contemplated hereby and thereby are collectively referred to herein as the “Transactions.”  Nothing in this Agreement should be read to limit or otherwise modify the terms and provisions of the Engagement Letter, provided that, in the event any terms of the Engagement Letter are inconsistent with or contradict any terms of this Agreement, this Agreement shall govern.

3.                                      Purchase, Sale and Delivery.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Stage I Issuer agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Stage I Issuer, the Stage I Securities at a purchase price of 104.0575% of the aggregate principal amount thereof.  Delivery to the Initial Purchasers of and payment for the Stage I Securities shall be made at a closing (the “Closing”) to be held at 10:00 a.m., New York time, on March 25, 2011 (the “Closing Date”) at the New York offices of White & Case LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers); provided, however, that if the Closing has not taken place on the Closing Date because of a failure to satisfy one or more of the conditions specified in Section 7 hereof and this Agreement has not otherwise been terminated by the Initial Purchasers in accordance with its terms, “Closing Date” shall mean 10:00 a.m. New York time on the first business day following the satisfaction (or waiver) of all such conditions after notification by Kratos to the Initial Purchasers of the satisfaction (or waiver) of such conditions.

The Stage I Issuer shall deliver to the Initial Purchasers one or more certificates representing the Stage I Securities in definitive form, registered in such names and denominations as the Initial Purchasers may request, against payment by the Initial Purchasers of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Stage I Issuer shall designate to the Initial Purchasers at least two business days prior to the Closing.  The certificates representing the Stage I Securities in definitive form shall be made available to the Initial Purchasers for inspection at the New York offices of White & Case LLP (or such other place as shall be reasonably acceptable to the Initial Purchasers) not later than 10:00 a.m. New York time, one business day immediately preceding the Closing Date. Stage I Securities to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Stage I Issuer, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.  It is understood that each Initial Purchaser has authorized Jefferies, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Stage I Notes which it has agreed to purchase. Jefferies, individually and not as representatives of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Stage I Notes to be purchased by any Initial Purchaser whose funds have not been received by the Closing Date, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

4.                                      Representations and Warranties of the Issuers and the Guarantors.  Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Initial Purchasers that, as of the date hereof and as of the Closing Date:

(a)                                  Offering Materials Furnished to Initial Purchasers.  The Issuers have delivered to the Initial Purchasers the Time of Sale Document, the Final Offering Memorandum and each Company Additional Written Communication (as hereinafter defined) in such quantities and at such places as the Initial Purchasers have reasonably requested.

(b)                                 Limitation on Offering Materials.  Neither of the Issuers has prepared, made, used, authorized, approved or distributed and will not, and will not cause or allow its agents or representatives to, prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities, or otherwise is prepared to market the Securities, other than (i) the Time of Sale Document, (ii) the Final Offering Memorandum and (iii) any marketing materials (including any roadshow or investor presentation materials) or other written communications, in each case used in accordance with Section 5(c) hereof (each such communication by the Issuers or their respective agents or representatives described in this clause (iii), a “Company Additional Written Communication”).

(c)                                  No Material Misstatement or Omission.  (i) The Time of Sale Document, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) the Final Offering Memorandum, as of the date thereof, did not, and at the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) each such Company Additional Written Communication, when taken together with the Time of Sale Document, at the time such Company Additional Written Communication was made did not, and, at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in each case that the representations and warranties set forth in this paragraph do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers and furnished to the Issuers in writing by the Initial Purchasers expressly for use in the Time of Sale Document or the Final Offering Memorandum as set forth in Section 13.  No injunction or order has been issued that either (i) asserts that any of the Transactions is subject to the registration requirements of the Securities Act or (ii) would prevent or suspend the issuance or sale of any of the Securities or the use of the Time of Sale Document or the Final Offering Memorandum in any jurisdiction. No statement of material fact included in the Final Offering Memorandum has been omitted from the Time of Sale Document, and no statement of material fact included in the Time of Sale Document has been omitted from the Final Offering Memorandum. “Applicable Time” means 2:25 p.m., New York City time, on the date hereof or such other time as may be agreed upon in writing by Kratos and Jefferies.

(d)                                 Documents Incorporated by Reference.  The documents incorporated or deemed to be incorporated by reference in the Time of Sale Document and the Final Offering Memorandum, at the time they were or hereafter are filed with the SEC, complied and will comply, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Exchange Act”).  There are no contracts or other documents required to be described in such incorporated documents or to be filed as exhibits to such incorporated documents which have not been described or filed as required.

(e)                                  Reporting Compliance.  Kratos is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act.

(f)                                    Preparation of the Financial Statements.  The audited consolidated financial statements and related notes of each of Herley, Kratos, Gichner Holdings, Inc. and its subsidiaries (“Gichner”) and Henry Bros. Electronics Inc. and its subsidiaries (“Henry Bros.”) contained in the Time of Sale Document and the Final Offering Memorandum (the “Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of each of Herley, Kratos, Gichner and Henry Bros. and their respective consolidated Subsidiaries as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles of the United States (“GAAP”), applied on a consistent basis throughout the periods involved and the applicable requirements of Regulation S-X. The financial data set forth under the captions “Summary Historical and Pro Forma Combined Financial Data,” “Unaudited Pro Forma Combined Financial Information of Kratos” and “Selected Consolidated Financial Data of Kratos” in the Time of Sale Document and the Final Offering Memorandum with respect to Kratos and its consolidated Subsidiaries has been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the financial position and results of operations of Kratos and its consolidated Subsidiaries as of the respective dates and for the respective periods indicated. The financial data set forth under the captions “Summary Historical and Pro Forma Combined Financial Data,” “Summary Consolidated Historical Financial Data of Herley,” “Unaudited Pro Forma Combined Financial Information of Kratos” and “Selected Consolidated Financial Data of Herley” in the Time of Sale Document and the Final Offering Memorandum with respect to Herley has been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the financial position and results of operations of Herley as of the respective dates and for the respective periods indicated. The financial data set forth under the captions “Summary Historical and Pro Forma Combined Financial Data” and “Unaudited Pro Forma Combined Financial Information of Kratos” in the Time of Sale Document and the Final Offering Memorandum with respect to Gichner has been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the financial position and results of operations of Gichner as of the respective dates and for the respective periods indicated. The financial data set forth under the captions “Summary Historical and Pro Forma Combined Financial Data” and “Unaudited Pro Forma Combined Financial Information of Kratos” in the Time of Sale Document and the Final Offering Memorandum with respect to

Henry Bros. has been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the financial position and results of operations of Henry Bros. as of the respective dates and for the respective periods indicated. The unaudited pro forma financial information and related notes of Kratos and its Subsidiaries contained in the Time of Sale Document and the Final Offering Memorandum have been prepared in accordance with the applicable requirements of Regulation S-X and have been properly presented on the bases described therein, and give effect to assumptions used in the preparation thereof are reasonable basis and in good faith and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  All other financial, statistical and market and industry data and forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Document and the Final Offering Memorandum are fairly and accurately presented, are based on or derived from sources that Kratos believes to be reliable and accurate and are presented on a reasonable basis.  No other financial statements or supporting schedules are required to be included in the Time of Sale Document or the Final Offering Memorandum.

(g)                                 Disclosure Controls and Procedures.  Kratos and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by Kratos in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Kratos’ management as appropriate to allow timely decisions regarding required disclosure.  Kratos and its Subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.  The statements relating to disclosure controls and procedures made by the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of Kratos in the certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith are complete and correct.

(h)                                 Independent Accountants of Kratos.  Grant Thornton LLP, who have certified and expressed their opinion with respect to the consolidated financial statements of Kratos and its Subsidiaries including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, is (i) an independent registered public accounting firm with respect to Kratos and its Subsidiaries within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) to the knowledge of Kratos, after due inquiry, in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) to the knowledge of Kratos, after due inquiry, a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(i)                                     Independent Accountants of Herley. (i) Grant Thornton LLP, who have certified and expressed their opinion with respect to the consolidated balance sheet of Herley as of

August 1, 2010 and the related consolidated statements of operations, shareholders’ equity and cash flows for the fifty-two week period then ended, and (ii) Marcum LLP, who have certified and expressed their opinion with respect to the balance sheet of Herley as of August 2, 2009 and the related consolidated statements of operations, shareholders’ equity and cash flows for the fifty-two weeks ended August 2, 2009 and the fifty-three weeks ended August 3, 2008, each as contained in the Time of Sale Document and the Final Offering Memorandum, are each, to the knowledge of Kratos, after due inquiry, (x) an independent registered public accounting firm with respect to Herley within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (y) in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (z) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(j)                                     Independent Accountants of General Microwave Israel Corp. and Subsidiary. Brightman Almagor Zohar & Co, a member firm of Deloitte Touche Tohmatsu, whose opinion with respect to the consolidated financial statements of General Microwave Israel Corp. and subsidiary (“General Microwave”) is referenced in the audit opinions of Grant Thornton LLP and Marcum LLP in connection with their respective audits of the consolidated financial statements of Herley contained in the Time of Sale Document and the Final Offering Memorandum, is, to the knowledge of Kratos, after due inquiry, (i) an independent registered public accounting firm with respect to General Microwave within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(k)                                  Independent Accountants of Henry Bros. EisnerAmper LLP, who have certified and expressed their opinion with respect to the consolidated financial statements of Henry Bros. and subsidiaries including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, is (i) an independent registered public accounting firm with respect to Henry Bros. within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) to the knowledge of Kratos, after due inquiry, in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) to the knowledge of Kratos, after due inquiry, a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(l)                                     Independent Accountants of Gichner. Plante & Moran, PLLC, who have certified and expressed their opinion with respect to the consolidated financial statements of Gichner and subsidiaries as of December 31, 2009, 2008 and 2007 and the related consolidated financial statements for the years ended December 31, 2009 and 2008 and the period from August 22, 2007 through December 31, 2007, and the combined balance sheet of Gichner as of August 22, 2007 and the related combined financial statements for the period from January 1, 2007 through August 22, 2007, including the related notes thereto and supporting schedules contained in the Time of Sale Document and the Final Offering Memorandum, are (i) an independent registered public accounting firm with respect to Gichner within the applicable rules and regulations adopted by the SEC and as required by the Securities Act, (ii) to the knowledge of Kratos, after due inquiry, in compliance with the applicable requirements relating to the qualification of accountants Regulation S-X and (iii) to the knowledge of Kratos, after due inquiry, a registered public accounting firm as defined by the Public Company Accounting Oversight Board (United States) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(m)                               No Material Adverse Change.  Subsequent to the respective dates as of which information is contained in the Time of Sale Document and the Final Offering Memorandum, except as disclosed in the Time of Sale Document and the Final Offering Memorandum, (i) none of Kratos, any of its Subsidiaries, or any Herley Entity has incurred any liabilities, direct or contingent, including without limitation any losses or interference with its business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to Kratos and its Subsidiaries, taken as a whole, or to Herley, Kratos and its Subsidiaries, taken as a whole, or has entered into any transactions not in the ordinary course of business, (ii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of Kratos, its Subsidiaries or Herley, or any payment of or declaration to pay any dividends or any other distribution with respect to Kratos or Herley, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of Kratos, its Subsidiaries and Herley, taken as a whole (each of clauses (i), (ii) and (iii), a “Material Adverse Change”). To Kratos’ knowledge, after due inquiry, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect except as disclosed in the Time of Sale Document and the Final Offering Memorandum.

(n)                                 Rating Agencies.  No “nationally recognized statistical rating organization” (as defined in Rule 436(g)(2) under the Securities Act) (i) has imposed (or has informed Kratos that it is considering imposing) any condition (financial or otherwise) to retain any rating assigned to Kratos, any of its Subsidiaries or any Herley Entity or to any securities of Kratos, any of its Subsidiaries or any Herley Entity or (ii) has indicated to Kratos or Herley that it is considering (A) the downgrading, suspension, or withdrawal of, or any review (or of any potential or intended review) for a possible change in, any rating so assigned (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) or (B) any change in the outlook for any rating of Kratos, any of its Subsidiaries or any Herley Entity or any securities of Kratos, any of its Subsidiaries or any Herley Entity.

(o)                                 Subsidiaries. Each corporation, partnership or other entity in which Kratos, directly or indirectly through any of its subsidiaries, owns more than fifty percent (50%) of any class of equity securities or interests is listed on Schedule III attached hereto (the “Subsidiaries”).  Each Herley Entity is listed under the heading “Herley Entities” on Schedule III attached hereto.  Each Subsidiary that is a Foreign Restricted Subsidiary has an asterisk (“*”) next to its name on such schedule.

(p)                                 Incorporation and Good Standing of Kratos, its Subsidiaries and Herley; MAE.  Each of Kratos, its Subsidiaries and each Herley Entity (i) has been duly organized or formed, as the case may be, is validly existing and, where applicable, is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Time of Sale Document and in the Final Offering Memorandum and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of Kratos and its Subsidiaries (including, upon consummation of the Acquisition, Herley), taken as a whole, (B) the ability of Kratos, any Subsidiary or any Herley Entity to perform its obligations in all material respects under any Document, (C) the enforceability of any Collateral Agreement or the attachment, perfection or priority of any of the liens or security interests intended to be created thereby, (D) the validity or enforceability of any of the Documents, or (E) the consummation of any of the Transactions (each, a “Material Adverse Effect”).

(q)                                 Capitalization and Other Capital Stock Matters.  All of the issued and outstanding shares of capital stock, membership interests, partnership interests or other similar equity interests, as applicable, of each of Kratos, its Subsidiaries and each Herley Entity have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of, and are not subject to, any preemptive or similar rights.  The table under the caption “Security Ownership of Certain Beneficial Owners and Management” in the Time of Sale Document and the Final Offering Memorandum (including the footnotes thereto) sets forth, as of the date of such table, information concerning the beneficial ownership of Kratos’ common stock by (i) each stockholder known by Kratos to be the beneficial owner of 5% or more of the outstanding shares of Kratos’ common stock, (ii) each of Kratos’ directors, (iii) each of Kratos’ executive officers, and (iv) all of Kratos’ executive officers and directors as a group.  All of the outstanding shares of capital stock, membership interests, partnership interests or other equity interests of each of its Subsidiaries are, and upon consummation of the Acquisition, each Herley Entity will be, owned, directly or indirectly, by Kratos, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens), other than those Permitted Liens and those imposed by the Securities Act and the securities or “Blue Sky” laws of certain U.S. state or non-U.S. jurisdictions. Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there are no outstanding (A) options, warrants or other rights to purchase from Kratos or any of its Subsidiaries, (B) agreements, contracts, arrangements or other obligations of Kratos or any of its Subsidiaries to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership or equity interests in Kratos or any of its Subsidiaries.

(r)                                    Legal Power and Authority.  Each of the Issuers, Acquisition Co. and the Stage II Guarantors has, and upon consummation of the Acquisition, Herley will have, all necessary power and authority to execute, deliver and perform their respective obligations under the Documents to which they are or will become a party and to consummate the Transactions.

(s)                                  This Agreement, the Indentures and the Collateral Agreements.  This Agreement has been duly and validly authorized, executed and delivered by the Issuers, Acquisition Co., the Stage II Guarantors, and, upon consummation of the Acquisition, will have been duly and validly authorized by each of the Herley Entities that will become a party hereto (it being acknowledged and agreed that no Foreign Subsidiaries shall be required to become a party hereto).  Each of the Indentures and the Collateral Agreements, if applicable, has been duly and validly authorized by the Issuers, Acquisition Co., the Stage II Guarantors, and, upon consummation of the Acquisition, will have been duly and validly authorized by each of the Herley Entities (other than its Foreign Subsidiaries), and, (A) in the case of the Stage I Indenture, when executed and delivered by the Stage I Issuer, Acquisition Co. and the Stage I Trustee, will constitute a legal, valid and binding obligation of the Stage I Issuer and Acquisition Co. (and, if and to the extent executed by the Herley Entities, will constitute a legal, valid and binding obligation of the Herley Entities party thereto), enforceable against the Stage I Issuer and Acquisition Co. (and, if and to the extent executed by the Herley Entities, enforceable against the Herley Entities party thereto) and (B) in the case of the Stage II Indenture, has been duly executed and delivered by Kratos and the Stage II Guarantors and constitutes a legal, valid and binding obligation of Kratos and the Stage II Guarantors (and, when a supplemental indenture thereto is executed by the Herley Entities required to become a party thereto and the Stage II Trustee, will constitute a legal, valid and binding obligation of such Herley Entities), enforceable against Kratos and the Stage II Guarantors (and, when executed by the Herley Entities required to become a party thereto, enforceable against such Herley Entities) in accordance with its terms, except that, in each case, the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.  When executed and delivered, this Agreement, the Stage I Indenture and the Stage I Collateral Agreements will conform, and the Existing Kratos Indenture and Stage II Collateral Agreements do conform, in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.  When executed and delivered by the Stage I Issuer and Acquisition Co., the Stage I Indenture will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder (collectively, the “TIA”).  The Existing Kratos Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC thereunder.

(t)                                    Registration Rights Agreement. (i) The Registration Rights Agreement has been duly authorized by the Issuers, Acquisition Co. and the Stage II Guarantors and (ii) upon consummation of the Acquisition, the joinder agreement to the Registration Rights Agreement will have been duly authorized by each of the Herley Entities required to become a party thereto that will issue a Guarantee. When duly executed and delivered by the Issuers, Acquisition Co. and the Stage II Guarantors (or in the case of Herley, when the joinder agreement to the Registration Rights Agreement is duly executed and delivered) (it being acknowledged and agreed that no Foreign Subsidiaries shall be required to become a party thereto), the Registration Rights Agreement will constitute a valid and binding agreement of each of such parties thereto, enforceable against each of them in accordance with its terms, except that the enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally, (B) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (C) rights to indemnity or contribution thereunder, federal and state securities laws and public policy considerations. When executed and delivered, the Registration Rights Agreement will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(u)                                 Escrow Agreement. The Escrow Agreement has been duly authorized by the Stage I Issuer and, when executed and delivered by the Stage I Issuer, the Stage I Trustee and the Escrow Agent, will constitute a valid and binding agreement of the Stage I Issuer, enforceable against the Stage I Issuer in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When executed and delivered, the Escrow Agreement will conform in all material respects to the description thereof in the Time of Sale Document and the Final Offering Memorandum.

(v)                                 Notes and Exchange Notes.  The Notes, Exchange Notes and Private Exchange Notes have each been duly and validly authorized by each of the Issuers, as applicable, and, in the case of the Stage I Notes, when issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and the Stage I Indenture, and in the case of the Stage II Notes, when issued and delivered in accordance with the Stage II Indenture, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the respective Issuer thereof, entitled to the benefit of the Stage I Indenture and the Stage I Collateral Agreements or the Stage II Indenture and the Stage II Collateral Agreements, as the case may be, and the Registration Rights Agreement, and enforceable against the respective Issuer thereof in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.  When executed and delivered, the Notes will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum and will be in the form contemplated by the applicable Indenture.

(w)                               Guarantees and Exchange Guarantees.  The Guarantees and Exchange Guarantees have been duly and validly authorized by Acquisition Co., the Stage II Guarantors and, upon consummation of the Acquisition, will have been duly and validly authorized by Herley (other than its Foreign Subsidiaries), as applicable, and, when issued and executed by the Guarantors, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Guarantors, entitled to the benefit of the applicable Indenture and the collateral agreements related thereto and the Registration Rights Agreement, and enforceable against the Guarantors, as applicable, in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.  When executed and delivered, the Guarantees and Exchange Guarantees will conform in all material respects to the descriptions thereof in the Time of Sale Document and the Final Offering Memorandum.

(x)                                   Collateral.

(i)                                     Upon:

(1)                                  in the case of such portion of the Collateral constituting investment property represented or evidenced by certificates or other instruments, delivery to the Stage I Collateral Agent of such certificates or instruments in accordance with the Stage I Collateral Agreements, and in the case of all other investment property, the filing of financing statements or other applicable filings in the appropriate filing office, registry or other public office, together with the payment of the requisite filing or recordation fees related thereto;

(2)                                  in the case of such portion of the Collateral constituting securities accounts, delivery to the Stage I Collateral Agent of securities account control agreements and such other agreements or instruments, in each case satisfactory in form and substance to the Stage I Collateral Agent and duly executed by the applicable securities intermediary, as may be necessary or, in the opinion of the Stage I Collateral Agent, desirable to establish and maintain control of such securities accounts from time to time;

(3)                                  in the case of such portion of the Collateral constituting deposit accounts, delivery to the Stage I Collateral Agent of deposit account control agreements and such other agreements or instruments, in each case satisfactory in form and substance to the Stage I Collateral Agent and duly executed by the applicable depositary bank, as may be necessary or, in the opinion of the Stage I Collateral Agent, desirable to establish and maintain control of such deposit accounts from time to time;

(4)                                  in the case of such portion of the Collateral constituting registered patents, trademarks and copyrights, the filing by the Stage I Collateral Agent of (A) initial financing statements with the appropriate filing offices, (B) any filings required with the United States Patent and Trademark Office, (C) any filings required with the United States Copyright Office and (D) the other Stage I Collateral Agreements with the appropriate filing office, registry or other public office, together with the payment of the requisite filing or recordation fees related thereto,

(5)                                  in the case of any other Collateral a Lien in which may be perfected by filing of an initial financing statement or other applicable document in the appropriate filing office, registry or other public office, the filing of financing statements or other applicable document in such filing office, registry or other public office, together with the payment of the requisite filing or recordation fees related thereto, and in the case of any other Collateral a Lien in which is perfected by possession or control, when the Stage I Collateral Agent obtains possession or control thereof; and

the Liens granted pursuant to the Stage I Collateral Agreements will constitute valid and enforceable perfected Liens, in each case prior and superior in right to any other Person therein (other than any Person holding a Permitted Lien).

(ii)                                  The Liens previously granted by Kratos and the Stage II Guarantors under the Stage II Collateral Agreements will secure the Stage II Notes and all other Obligations related thereto upon issuance of such Stage II Notes in connection with the Stage II Notes Exchange Redemption, and it is not necessary to make any new filings or take any other action to perfect, or to maintain the perfection, of such Liens.

(iii)                               As of the Closing Date, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Issuers, any Guarantor or any Subsidiary or any rights thereunder, except for Permitted Liens.

(iv)                              All information certified by an officer of Kratos in the Perfection Certificate to be executed prior to the Closing Date and delivered by such officer on behalf of Kratos is true and correct both as of the date thereof and as of the Closing Date.

(v)                                 The Mortgages will be effective to grant a legal and valid mortgage Lien on all of the mortgagor’s right, title and interest in each of the “Mortgaged Properties” (as defined in the Collateral Agreements).  When the Mortgages are duly recorded in the proper recorders’ offices or appropriate public records and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state or local law applicable to the recording of real estate mortgages generally, each such Mortgage shall constitute a valid, perfected and enforceable security interest in the related Mortgage Property in each case prior and superior in right to any other Person therein, for the ratable benefit of the Secured Parties, subject only to Permitted Liens, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.  The title insurance policies and surveys related to the Mortgage shall have been delivered to the Stage I Collateral Agent pursuant to the “Description of the Stage I Notes — Certain Covenants — Real Estate Mortgages and Filings” in the Final Offering Memorandum.

(vi)                              The representations and warranties of each of the Issuers, Acquisition Co., the Stage II Guarantors and, upon the consummation of the Acquisition, Herley, in the Collateral Agreements are true and correct (if such representations and warranties are not already qualified with respect to materiality) in all material respects.

(y)                                 Compliance with Existing Instruments.  None of Kratos, any of its Subsidiaries or any Herley Entity is (i) in violation of its certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization (each, a “Governmental Authority”), applicable to any of them or any of their respective properties; or (iii) in breach of or default under any bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective properties are bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii) for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would constitute (a) a violation of such Charter Documents or Applicable Laws, (b) a breach of or default or a “Debt Repayment Triggering Event” (as defined below) under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Kratos, any of its Subsidiaries, any Herley Entity or any of their respective properties.

(z)                                   No Conflicts.  Neither the execution, delivery or performance of the Documents nor the consummation of any of the Transactions will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) or a Debt Repayment Triggering Event under, or result in the imposition of a Lien on any assets of Kratos, any of its Subsidiaries and, upon consummation of the Acquisition, any Herley Entity (except for Permitted Liens or Liens pursuant to the Collateral Agreements), the imposition of any penalty or a Debt Repayment Triggering Event under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, (iii) any Applicable Law or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting Kratos, its Subsidiaries or, upon consummation of the Acquisition, any Herley Entity.  After consummation of the Offering and the Transactions, no Default or Event of Default will exist.

(aa)                            No Consents.  No consent, approval, authorization, order, filing or registration of or with any Governmental Authority or third party is required for execution, delivery or performance of the Documents or the consummation of the Transactions, except such (i) those that have been official or made, as the case may be, that are in full force and effect, (ii) as may be required under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions or other non-U.S. laws applicable to the purchase of the Securities outside the U.S. in connection with the Transactions, (iii) those contemplated by the Registration Rights Agreement and the Collateral Agreements; and (iv) or the filing of a Current Report on Form 8-K with the SEC as may be required under the Securities Act and the Exchange Act, as the case may be, regarding the Documents and the Transactions.

(bb)                          No Material Applicable Laws or Proceedings.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, there is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding pending or, to the knowledge of Kratos or any of its Subsidiaries, after due inquiry, threatened or contemplated by Governmental Authorities or threatened by others (collectively, “Proceedings”) that, would, as of the date hereof and at the Closing Date, restrain, enjoin, prevent or interfere with the consummation of the Offering or any of the Transactions or (B) would, individually or in the aggregate, have a Material Adverse Effect.

(cc)                            All Necessary Permits.  Each of Kratos, its Subsidiaries and each Herley Entity possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as described in the Time of Sale Document and the Final Offering Memorandum (“Permits”), except where the failure to possess such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of Kratos, its Subsidiaries and each Herley Entity has fulfilled and performed all of its obligations with respect to such Permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or has resulted, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Permit; and none of Kratos, any of its Subsidiaries or any Herley Entity has received or has any reason to believe it will receive any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Time of Sale Document and the Final Offering Memorandum or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)                          Title to Properties. Each of Kratos, its Subsidiaries and Herley has good, marketable and valid title to all real property owned by it and good title to all personal property owned by it and good and valid title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, will be free and clear of all Liens other than Permitted Liens. All Applicable Agreements to which Kratos or any of its Subsidiaries is a party or by which any of them is bound are valid and enforceable against each of Kratos or such Subsidiary, as applicable, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

(ee)                            Tax Law Compliance.  All Tax (as hereinafter defined) returns required to be filed by Kratos, each of its Subsidiaries and each Herley Entity have been filed and all such returns are true, complete and correct in all material respects.  All material Taxes that are due from Kratos, its Subsidiaries and Herley have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP. To the knowledge of Kratos, after due inquiry, there are no actual or proposed Tax assessments against Kratos, any of its Subsidiaries or any Herley Entity that would, individually or in the aggregate, have a Material Adverse Effect. The accruals on the books and records of Kratos, its Subsidiaries and Herley in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all U.S. and non-U.S. federal, state, local and taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax or penalties applicable thereto.

(ff)                                Intellectual Property Rights.  Each of Kratos, its Subsidiaries and Herley owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses and, as of the Closing Date, the Intellectual Property will be free and clear of all Liens, other than Permitted Liens.  None of Kratos, its Subsidiaries or any Herley Entity is a party to, or bound by, any options, licenses or agreements with respect to the intellectual property rights of any other person or entity that are necessary to be described in the Time of Sale Document or the Final Offering Memorandum to avoid a material misstatement or omission and are not described therein.  No claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by Kratos, any of its Subsidiaries or any Herley Entity or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, have a Material Adverse Effect.  None of the intellectual property used by Kratos, any of its Subsidiaries or any Herley Entity has been obtained or is hereby used by Kratos, any of its Subsidiaries or any Herley Entity in violation of any contractual obligation binding on Kratos, any of its Subsidiaries or any Herley Entity or, to Kratos’ or any of its Subsidiaries’ knowledge, their respective officers, directors or employees or otherwise in violation of the rights of any person.

(gg)                          ERISA Matters.  Each of Kratos, its Subsidiaries, each Herley Entity and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA, which Kratos, its Subsidiaries or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the “Code”).  None of Kratos, its Subsidiaries or any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.  “ERISA Affiliate” means a corporation, trade or business that is, along with Kratos or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Section 414 of the Code or Section 4001 of ERISA.

(hh)                          Labor Matters.  (i) Other than as disclosed in the Time of Sale Document and Final Offering Memorandum, none of Kratos, any of its Subsidiaries or any Herley Entity is party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of Kratos, its Subsidiaries or Herley, and, to the knowledge of Kratos, after due inquiry, no union organizing activities are taking place that, could, individually or in the aggregate, have a Material Adverse Effect; (iii) to the knowledge of Kratos, after due inquiry, no union organizing or decertification efforts are underway or threatened against Kratos, its Subsidiaries or Herley; (iv) no labor strike, work stoppage, slowdown or other material labor dispute is pending against Kratos, its Subsidiaries or Herley, or, to Kratos’ knowledge, after due inquiry, threatened against Kratos, its Subsidiaries or Herley; (v) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (vi) to the knowledge of Kratos, after due inquiry, there is no threatened or pending liability against Kratos, its Subsidiaries or Herley pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”), or any similar state or local law; (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against Kratos, its Subsidiaries or Herley that could, individually or in the aggregate, have a Material Adverse Effect; (viii) to the knowledge of Kratos and its Subsidiaries, after due inquiry, no employee or agent of Kratos, its Subsidiaries or Herley has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that would not, individually or in the aggregate, have a Material Adverse Effect; and (ix) no term or condition of employment exists through arbitration awards, settlement agreements or side agreement that is contrary to the express terms of any applicable collective bargaining agreement.

(ii)                                  Compliance with Environmental Laws.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, each of Kratos, its Subsidiaries and Herley is (i) in compliance with any and all applicable U.S. or non-U.S. federal, state and local laws and regulations relating to health and safety, or the pollution or the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective businesses and (iii) has not received notice of, and is not aware of, any actual or potential liability for damages to natural resources or the investigation or remediation of any disposal, release or existence of hazardous or toxic substances or wastes, pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, none of Kratos, any of its Subsidiaries or any Herley Entity has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any similar U.S. or non-U.S. state or local Environmental Laws or regulation requiring Kratos, any of its Subsidiaries or any Herley Entity to investigate or remediate any pollutants or contaminants, except where such requirements would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.  In the ordinary course of its business, each of Kratos and Herley periodically reviews the effects of Environmental Laws on the business, operations and properties of Kratos and its Subsidiaries and Herley, respectively, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, Kratos and, to Kratos’ knowledge, Herley have reasonably concluded that such associated costs would not have a Material Adverse Effect.

(jj)                                  Insurance.  Each of Kratos, its Subsidiaries and each Herley Entity is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged.  All policies of insurance insuring Kratos, any of its Subsidiaries or any Herley Entity or their respective businesses, assets, employees, officers and directors are in full force and effect.  Kratos, its Subsidiaries and Herley are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by Kratos, any of its Subsidiaries or any Herley Entity under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  None of Kratos, any of its Subsidiaries or any Herley Entity has been refused any insurance coverage sought or applied for, and none of Kratos, any of its Subsidiaries or any Herley Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(kk)                            Accounting System.  Each of Kratos, its Subsidiaries and each Herley Entity makes and keeps accurate books and records and maintains a system of internal accounting controls and procedures sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.  Kratos’ management concluded that Kratos’ internal control over financial reporting was effective as of December 26, 2010, and since that date the independent auditors and board of directors of Kratos have been advised of: (i) all “material weaknesses” and “significant deficiencies” (each, as defined in Rule 12b-2 of the Exchange Act), if any, in the design or operation of Kratos’ internal control over financial reporting which are reasonably likely to adversely affect Kratos’ ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a role in Kratos’ internal control over financial reporting (whether or not remediated).  Except as disclosed in the Time of Sale Document and the Final Offering Memorandum, as of the date hereof there are no material weaknesses in Kratos’ internal control over financial reporting.  Since the date of the most recent evaluation of Kratos’ disclosure controls and procedures and internal control over financial reporting, there have been no changes in Kratos’ internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, Kratos’ internal control over financial reporting.

(ll)                                  Use of Proceeds; Solvency; Going Concern.  All indebtedness represented by the Securities is being incurred for proper purposes and in good faith. On the Closing Date, after giving pro forma effect to the Offering and the use of proceeds therefrom described under the caption “Use of Proceeds” in the Time of Sale Document and Final Offering Memorandum, the Issuers, the Stage II Guarantors, Acquisition Co. and, upon consummation of the Acquisition, each Herley Entity, (i) will be Solvent (as hereinafter defined), (ii) will have sufficient capital for carrying on its business and (iii) will be able to pay its debts as they mature.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Issuers, the Stage II Guarantors, Acquisition Co. and, upon consummation of the Acquisition, each Herley Entity, is not less than the total amount required to pay the liabilities of the Issuers and each Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Issuers, the Stage II Guarantors, Acquisition Co. and, upon consummation of the Acquisition, each Herley Entity, is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Time of Sale Document and Final Offering Memorandum, none of the Issuers, the Stage II Guarantors, Acquisition Co. and, upon consummation of the Acquisition, each Herley Entity, is incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) none of the Issuers, the Stage II Guarantors, Acquisition Co. and, upon consummation of the Acquisition, each

Herley Entity, is engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuers, the Stage II Guarantors, Acquisition Co. or any Herley Entity is engaged; and (v) none of the Issuers, the Stage II Guarantors, Acquisition Co. and, upon consummation of the Acquisition, any Herley Entity is otherwise insolvent under the standards set forth in Applicable Laws.

(mm)                      No Price Stabilization or Manipulation.  Neither Kratos nor any of its Affiliates has and, to Kratos’ knowledge, after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of Kratos, whether to facilitate the sale or resale of any of the Stage I Securities or otherwise, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Stage I Securities, or (iii) except as disclosed in the Time of Sale Document and the Final Offering Memorandum, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of Kratos.

(nn)                          No Registration Required Under the Securities Act or Qualification Under the TIA.  Without limiting any provision herein, no registration under the Securities Act and no qualification of the Stage I Indenture under the TIA is required for the offer or sale of the Stage I Securities to the Initial Purchasers as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or are not “U.S. persons” (as defined under Regulation S of the Securities Act) and (ii) the accuracy of each Initial Purchaser’s representations contained herein regarding the absence of general solicitation in connection with the sale of the Stage I Securities to the Initial Purchasers and in the Exempt Resales.  No registration under the Securities Act is required for the issuance of the Stage II Notes in connection with the Stage II Notes Exchange Redemption.

(oo)                          No Integration.  The Securities will be, upon issuance, eligible for resale pursuant to Rule 144A under the Securities Act and no other securities of either Issuer are of the same class (within the meaning of Rule 144A under the Securities Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.  No securities of either Issuer of the same class as the Securities have been offered, issued or sold by Kratos or any of its Affiliates within the six-month period immediately prior to the date hereof; and Kratos does not have any intention of making, and will not make, an offer or sale of such securities of either Issuer of the same class as the Securities, for a period of six months after the date of this Agreement, except for the offering of the Securities as contemplated by this Agreement or the Registration Rights Agreement.  As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.

(pp)                          No Directed Selling Efforts.  None of Kratos, any of its Affiliates or other person acting on behalf of Kratos has, with respect to Stage I Securities sold outside the United States, offered the Stage I Securities to buyers qualifying as “U.S. persons” (as defined in Rule 902 under the Securities Act) or engaged in any directed selling efforts within the meaning of Rule 902 under the Securities Act; each of Kratos, Affiliates of Kratos and any persons acting on behalf of Kratos has complied with and will implement the “offering restrictions” within the meaning of such Rule 902; and neither Kratos nor any of its Affiliates has entered or will enter into any arrangement or agreement with respect to the distribution of the Stage I Securities, except for this Agreement; provided that no representation is made in this paragraph with respect to the actions of the Initial Purchasers.

(qq)                          No Applicable Registration or Other Similar Rights.  There are no persons with registration or other similar rights to have any equity or debt securities of Kratos or any “Affiliate” registered for sale under a registration statement, except for rights (i) contained in the Registration Rights Agreement or (ii) as have been duly waived.

(rr)                                Margin Requirements.  None of the Transactions or the application of the proceeds of the Stage I Securities will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

(ss)                            Investment Company Act.  Each of the Issuers has been advised of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (collectively, the “Investment Company Act”); as of the date hereof and, after giving effect to the Offering and the use of proceeds of the Offering, none of Herley, either Issuer, or the Subsidiaries is or will be, individually or on a consolidated basis, an “investment company” that is required to be registered under the Investment Company Act; and following the Closing Date, each of Herley, the Issuers and the Subsidiaries will conduct its business in a manner so as not to be required to register under the Investment Company Act.

(tt)                                No Brokers.  Neither Kratos nor any of its Affiliates has engaged any broker, finder, commission agent or other person (other than the Initial Purchasers or their affiliates) in connection with the Offering or any of the Transactions, and neither Kratos nor any of its Affiliates is under any obligation to pay any broker’s fee or commission in connection with such Transactions (other than commissions or fees to the Initial Purchasers or their affiliates).

(uu)                          No Restrictions on Payments of Dividends.  As of the Closing Date, except as otherwise disclosed in the Time of Sale Document and the Final Offering Memorandum, there will be no encumbrances or restrictions on the ability of any Subsidiary of Kratos or, upon the consummation of the Acquisition, any Herley Entity (x) to pay dividends or make other distributions on the capital stock of such Subsidiary or Herley Entity, as applicable, or to pay any indebtedness to Kratos, any other Subsidiary of Kratos or any other Herley Entity, (y) to make loans or advances or pay any indebtedness to, or investments in, Kratos, any other Subsidiary or any other Herley Entity or (z) to transfer any of its property or assets to Kratos, any other Subsidiary of Kratos or any Herley Entity.

(vv)                          Sarbanes-Oxley.  There is and has been no failure on the part of Kratos and its Subsidiaries or any of the officers and directors of Kratos or any of its Subsidiaries, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ww)                      Foreign Corrupt Practices Act.  None of Kratos, any of its Subsidiaries or any Herley Entity or any director, officer, employee or, to the knowledge of Kratos or any of its Subsidiaries, any agent or other person acting on behalf of Kratos, any of its Subsidiaries or any Herley Entity has, in the course of its actions for, or on behalf of, Kratos, any of its Subsidiaries or any Herley Entity (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee.

(xx)                              Money Laundering.  The operations of Kratos, its Subsidiaries and Herley are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Kratos, any of its Subsidiaries or any Herley Entity with respect to the Money Laundering Laws is pending or, to Kratos’ knowledge, after due inquiry, threatened.

(yy)                          OFAC.  None of Kratos,  any of its Subsidiaries or, to Kratos’ knowledge, after due inquiry, any Herley Entity or any director, officer, agent, employee or Affiliate of Kratos or any of its Subsidiaries or other person acting on their behalf is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and Kratos will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(zz)                              Stamp Taxes.  There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Stage I Securities or the issuance of the Stage II Securities in connection with the Stage II Notes Exchange Redemption.

(aaa)                      Indebtedness to be Refinanced. Herley’s U.S. subsidiaries have $2.0 million of outstanding Indebtedness, with respect to which Herley has delivered to the East

Hempfield Township Industrial Development Authority (the “IDA”) an irrevocable notice of intent to repay such outstanding indebtedness no later than May 2, 2011.

(bbb)                   Financial Services and Market Act.  Kratos has not taken or omitted to take any action and will not take any action or omit to take any action (such as issuing any press release or making any other public announcement referring to the Offering without an appropriate stabilization legend) which may result in the loss by the Initial Purchasers of the ability to rely on any stabilization safe harbour provided by the Financial Services Authority of the United Kingdom under the Financial Services and Markets Act 2000 (the “FSMA”); provided, however, that an appropriate stabilization legend was not in the Preliminary Offering Memorandum or the Pricing Term Sheet. Kratos has been informed of the guidance relating to stabilization provided by the Financial Services Authority of the United Kingdom, in particular the guidance contained in Section MAR 2 of the Financial Services Handbook.

(ccc)                      Escrow Agreement. As of the Closing Date, the provisions of the Escrow Agreement will be effective to create in favor of the Escrow Agent for the benefit of the holders of Stage I Notes and the Stage I Trustee a legal, valid and enforceable security interest in all right, title and interest of the Stage I Issuer in the collateral described therein, and the Escrow Agent, for the benefit of the secured creditors named therein, will have a perfected security interest in all right, title and interest in all of the collateral described therein, subject to no other Liens.

(ddd)                   Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by Kratos, Acquisition Co. and Herley Industries, Inc., and constitutes a valid and legally binding agreement of Kratos, Acquisition Co. and Herley Industries Inc. enforceable in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. Compliance by Kratos, Acquisition Co. and Herley Industries, Inc. with their respective obligations under the Merger Agreement does not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Kratos or any of its Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Kratos is a party or by which they may be bound or to which any of the property or assets of Kratos or any of its Subsidiaries is subject, except for any such conflict, breach, default, creation or imposition that would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or bylaws of Kratos, Acquisition Co. or Herley Industries Inc., or any law, administrative regulation or administrative or court order or decree. No consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by Kratos, Acquisition Co. or Herley Industries Inc. of the transactions contemplated by the Merger Agreement, except such as has been obtained or is contemplated by the Merger Agreement.  Statements included or incorporated by reference in the Time of Sale Document and the Offering Memorandum relating to the

Merger Agreement and the transactions contemplated thereby are correct in all material respects.  None of Kratos, Acquisition Co. or Herley Industries Inc. is in default under the Merger Agreement. The representations and warranties contained in the Merger Agreement relating to Kratos are true and correct in all material respects, other than those representations and warranties relating to Kratos that are already qualified by materiality, which are true and correct. To the knowledge of Kratos, the representations and warranties contained in the Merger Agreement relating to Herley Industries Inc. are true and correct in all material respects, other than those representations and warranties relating to Herley Industries Inc. that are already qualified by materiality, which are true and correct.

(eee)                      Certificates.  Each certificate signed by any officer of Kratos or any of its Subsidiaries, delivered to the Initial Purchasers shall be deemed a representation and warranty by Kratos or any such Subsidiary (and not individually by such officer) to the Initial Purchasers with respect to the matters covered thereby.

(fff)                            CFO Certification.  The Chief Financial Officer of Kratos or members of her staff who are responsible for the the financial accounting matters of the Issuers and the Guarantors have carried out procedures designed to provide reasonable assurance as to the accuracy of the data included in the attached Appendix 1, which is included in the Time of Sale Document and the Final Offering Memorandum.  To the best of Kratos’ knowledge and belief, such data is true and correct in all material respects.

5.                                      Covenants of the Issuers and the Guarantors.  Each of the Issuers and Guarantors, jointly and severally, agrees:

(a)                                  Securities Law Compliance.  To (i) advise the Initial Purchasers promptly after obtaining knowledge (and, if requested by the Initial Purchasers, confirm such advice in writing) of (A) the issuance by any U.S. or non-U.S. federal or state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any U.S. or non-U.S. federal or state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, untrue or that requires the making of any additions to or changes in the Time of Sale Document, any Company Additional Written Communication, or the Final Offering Memorandum, to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Securities under any securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions and (iii) if, at any time, any U.S. or non-U.S. federal or state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Securities under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)                                 Offering Documents.  To (i) furnish the Initial Purchasers, without charge, as many copies of the Time of Sale Document and the Final Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request, and (ii) promptly prepare, upon the Initial Purchasers’ reasonable request, any amendment or supplement to the Time of Sale Document or Final Offering Memorandum that the Initial Purchasers, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Issuers and the Guarantors hereby consent to the use of the Time of Sale Document and the Final Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales).

(c)                                  Consent to Amendments and Supplements.  Not to amend or supplement the Time of Sale Document or the Final Offering Memorandum prior to the Closing Date, or at any time prior to the completion of the resale by the Initial Purchasers of all the Stage I Securities purchased by the Initial Purchasers, unless the Initial Purchasers shall previously have been advised thereof and shall have provided its written consent thereto. Before making, preparing, using, authorizing, approving or referring to any Company Additional Written Communications, Kratos will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably objects.  The Issuers and the Guarantors consent to the use by the Initial Purchasers of a Company Additional Written Communication that contains (A) information describing the preliminary terms of the Securities or their offering or (B) information that describes the final terms of the Securities or their offering and that is included in or is subsequently included in the Final Offering Memorandum, including by means of the Pricing Supplement.

(d)                                 Preparation of Amendments and Supplements to Offering Documents.  So long as the Initial Purchasers shall hold any of the Securities, (i) if any event shall occur as a result of which, in the reasonable judgment of Kratos or the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum to correct any untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Time of Sale Document or the Final Offering Memorandum to comply with any Applicable Law, to prepare, at the expense of Kratos, an appropriate amendment or supplement to the Time of Sale Document and the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that (A) as so amended or supplemented, the Time of Sale Document and the Final Offering Memorandum will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) the Time of Sale Document and the Final Offering Memorandum will comply with Applicable Law and (ii) if in the reasonable judgment of Kratos it becomes necessary or advisable to amend or supplement the Time of Sale Document or the Final Offering Memorandum so that the Time of Sale Document and the Final Offering Memorandum will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Securities Act, to prepare an appropriate amendment or supplement to the Time of Sale Document or the Final Offering Memorandum (in form and substance reasonably satisfactory to the Initial Purchasers) so that the Time of Sale Document or the Final Offering Memorandum, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

(e)                                  “Blue Sky” Law Compliance.  To cooperate with the Initial Purchasers and the Initial Purchasers’ counsel in connection with the qualification of the Securities under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions as the Initial Purchasers may request and continue such qualification in effect so long as reasonably required for Exempt Resales.  Kratos will advise the Initial Purchasers promptly of the suspension of any such exemption relating to the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such exemption, Kratos shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(f)                                    Payment of Expenses.  Whether or not any of the Offering or the Transactions are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Document and the Final Offering Memorandum and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents, (C) the preparation, issuance and delivery of the Securities, (D) the qualification of the Securities for offer and sale under the securities or “Blue Sky” laws of U.S. state or non-U.S. jurisdictions (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification), (E) furnishing such copies of the Time of Sale Document and the Final Offering Memorandum, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchasers and (F) the performance of the obligations of the Issuers and the Guarantors under the Registration Rights Agreement, including but not limited to the Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, (ii) all fees and expenses of the counsel, accountants and any other experts or advisors retained by the Issuers or the Guarantors, (iii) all fees and expenses (including fees and expenses of counsel) of the Issuers or the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (iv) all fees charged by rating agencies in connection with the rating of the Stage I Securities, (v) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee, the Escrow Agent and all collateral agents, (vi) all costs and expenses in connection with the creation and perfection of the security interest to be created and perfected pursuant to the Collateral Agreements (including without limitation, filing and recording fees, search fees, taxes and costs of title policies) and (vii) all out-of-pocket expenses (including (i) up to $200,000 of fees, disbursements and other expenses of White & Case LLP, which limitation is an aggregate cap for all such fees, disbursements and other expenses of White & Case LLP and (ii) the fees and expenses of any other independent experts retained by Jefferies) reasonably incurred by the Initial

Purchasers and their designated affiliates, travel and lodging expenses, chartering of airplanes, roadshow or investor presentation expenses, word processing charges, the costs of printing or producing any investor presentation materials, messenger and duplicating service expenses, facsimile expenses and other customary expenditures.

(g)                                 Use of Proceeds.  To use the proceeds of the Offering in the manner described in the Time of Sale Document and the Final Offering Memorandum under the caption “Use of Proceeds.”

(h)                                 Transaction Documents.  To do and perform all things required to be done and performed under the Documents prior to and after the Closing Date.

(i)                                     Integration.  Not to, and to ensure that no Affiliate of Kratos will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that would be integrated with the sale of the Stage I Securities in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or to the Subsequent Purchasers of the Stage I Securities.

(j)                                     Stabilization or Manipulation.  Not to take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.

(k)                                  DTC.  To comply with the representation letters of each of the Issuers to DTC relating to the approval of the Securities by DTC for “book-entry” transfer.

(l)                                     Rule 144(A) Information.  For so long as any of the Securities remain outstanding, during any period in which Kratos is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request, to any owner of the Securities in connection with any sale thereof and any prospective Subsequent Purchasers of such Securities from such owner, the information required by Rule 144A(d)(4) under the Securities Act.

(m)                               Furnish Trustee and Noteholder Reports.  For so long as any of the Securities remain outstanding, to furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by either Issuer to the respective Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by either Issuer with the SEC or any national securities exchange on which any class of securities of either Issuer may be listed.

(n)                                 Additional Offering Materials.  Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Securities other than the Time of Sale Document and the Final Offering Memorandum and any amendments and supplements to the Preliminary Offering Memorandum or the Final Offering Memorandum prepared in compliance with this Agreement, (ii) solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)                                 Sale of Restricted Securities.  During the one year period after the Closing Date in the case of the Stage I Securities (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), and during the one year period after the consummation of the Stage II Notes Exchange Redemption in the case of the Stage II Securities (or such shorter period as may be provided for in Rule 144 under the Securities Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either Kratos or any other Affiliates controlled by Kratos to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by Kratos, any current or future Subsidiaries or any other Affiliates controlled by Kratos, except pursuant to an effective registration statement under the Securities Act.

(p)                                 Stamp Taxes.  To pay all stamp or other issuance or transfer taxes or duties other similar fees or charges which may be imposed by any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(q)                                 Security Interests.  To complete on or prior to the Closing Date all filings and other similar actions required in connection with the perfection of security interests as and to the extent contemplated by the Collateral Agreements.

(r)                                    Good Standings.  To deliver to the Initial Purchasers on the date hereof satisfactory evidence of the good standing of Kratos and its Subsidiaries in their respective jurisdictions of organization and the good standing of Kratos and its Subsidiaries in such other jurisdictions as the Initial Purchasers may reasonably request and, on the Closing Date, “bring down” evidence of the same, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(s)                                  Investment Company.  Each of Kratos and its Subsidiaries will conduct its business in a manner so as to not be required to register under the Investment Company Act.

(t)                                    Consummation of Acquisition.  Kratos shall cause Acquisition Co. to consummate the Acquisition in accordance with the Merger Agreement.  Concurrently with the consummation of the Acquisition, Kratos shall cause each Herley Entity to (i) become a party to each of this Agreement and the Registration Rights Agreement as a Guarantor by executing and delivering a joinder agreement in the form of Exhibit A hereto to the Initial Purchasers and (ii) comply with the applicable provisions of the Stage I Indenture (including causing each Herley Entity required to guarantee the Stage I Notes to guarantee such Stage I Notes on the fifteenth business day following the consummation of the Acquisition) and the Escrow Agreement.

(u)                                 Merger of Stage I Issuer Into Kratos and Stage II Notes Exchange Redemption. Promptly following the consummation of the Acquisition, (i) Kratos shall cause Intermediate

Holdings to merge with and into Kratos at which time Kratos shall pursuant to a supplemental indenture to the Stage I Indenture assume the obligations of Intermediate Holdings under the Stage I Notes and the Stage I Indenture Documents and become the Stage I Issuer under the Stage I Indenture; (ii) Kratos shall take all necessary steps to consummate the Stage II Notes Exchange Redemption and shall deliver, or cause to be delivered, all required documentation to DTC in order to effectuate such Stage II Notes Exchange Redemption and (iii) Kratos shall cause each Herley Entity to comply with the applicable provisions of the Stage II Indenture (including causing each Herley Entity required to guarantee the Kratos Notes to guarantee such Kratos Notes).

6.                                      Representations and Warranties of the Initial Purchasers.  Each Initial Purchaser, severally and not jointly, represents and warrants to Kratos that:

(a)                                  Initial Purchaser Status, Resale Terms.  It is a QIB and it will offer the Securities for resale only upon the terms and conditions set forth in this Agreement and in the Time of Sale Document and the Final Offering Memorandum.

(b)                                 Sale of Restricted Exchange Securities.  It will solicit offers to buy the Stage I Securities only from, and will offer and sell the Stage I Securities only to, persons reasonably believed by the Initial Purchaser (A) to be QIBs or (B) to not be “U.S. persons” (as defined under Regulation S under the Securities Act) and in compliance with laws applicable to such persons in jurisdictions outside of the United States; provided, however, that in purchasing such Stage I Securities, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Time of Sale Document and the Final Offering Memorandum.

(c)                                  General Solicitation.  No form of general solicitation or general advertising in violation of the Securities Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or, with respect to Stage I Securities to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Stage I Securities.

7.                                      Conditions.  The obligations of the Initial Purchasers to purchase the Stage I Securities under this Agreement are subject to the performance by each of the Issuers and the Guarantors of their respective covenants and obligations hereunder and the satisfaction of each of the following conditions:

(a)                                  Representations, Warranties and Agreements.  All the representations and warranties of each of the Issuers and the Guarantors contained in this Agreement and in each of the other Documents shall be true and correct as of the date hereof and at the Closing Date.  On or prior to the Closing Date, Kratos and each other party to the Documents (other than the Initial Purchasers) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, have a Material Adverse Effect).  It is understood and agreed that, for purposes of this

Agreement, in the event that the Initial Purchasers determine that a Material Adverse Effect or a Material Adverse Change has occurred and an Issuer or a Guarantor seeks to dispute such determination, such Issuer or Guarantor shall bear the burden of proof to demonstrate by clear and convincing evidence that a Material Adverse Effect or a Material Adverse Change, as applicable, has not occurred.

(b)                                 Closing Deliverables.  The Initial Purchasers shall have received on the Closing Date:

(i)                                     Officers’ Certificate.  Certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of each of the Issuers and the Guarantors to the effect that (a) the representations and warranties set forth in Section 4 hereof, in each of the Documents and the Perfection Certificate, as applicable, are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date, (b) such Issuer or Guarantor, as applicable, has performed and complied with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied at or prior to the Closing Date, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Time of Sale Document and the Final Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Time of Sale Document and the Final Offering Memorandum or contemplated hereby, neither the Issuers, the Guarantors nor any other Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to Kratos and its Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of Kratos and its Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Issuers, the Guarantors or any other Subsidiary of Kratos that is material to the business, condition (financial or otherwise) or results of operations or prospects of Kratos and its Subsidiaries, taken as a whole, and (e) the sale of the Stage I Securities has not been enjoined (temporarily or permanently).

(ii)                                  Secretary’s Certificate.  A certificate, dated the Closing Date, executed by the Secretary of the Issuers and the Guarantors, certifying such matters as the Initial Purchasers may reasonably request.

(iii)                               Good Standing Certificates.  A certificate evidencing qualification by such entity as a foreign corporation in good standing issued by the Secretaries of State (or comparable office) of each of the jurisdictions in which each of Kratos and its Subsidiaries operates as of a date within five days prior to the Closing Date.

(iv)                              Solvency Certificate.  A certificate of solvency, dated the Closing Date, executed by the chief financial officer of Kratos in the form of Exhibit B attached hereto.

(v)                                 Company Counsel Opinion.  The opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Issuers and Guarantors, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(vi)                              Opinion of Sheppard Mullin Richter & Hampton LLP. The opinion of Sheppard Mullin Richter & Hampton LLP, counsel to the Issuers and Guarantors, regarding security interests and collateral matters, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(vii)                           Local Counsel Opinions.  Each of the local counsel to Kratos and the Stage II Guarantors listed on Schedule IV hereto or otherwise agreed upon by the Initial Purchasers shall have furnished to the Initial Purchasers, at the request of Kratos, its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(viii)                        Initial Purchaser Counsel Opinion.  An opinion, dated the Closing Date, of White & Case LLP, counsel to the Initial Purchasers, in form satisfactory to the Initial Purchasers covering such matters as are customarily covered in such opinions.

(ix)                                Comfort Letters.  The Initial Purchasers shall have received from each of Grant Thornton LLP, the registered public or certified public accountants of each Kratos and Herley, from Marcum LLP, the registered public or certified public accountants of Herley Industries, Inc. for the years ended August 3, 2008 and August 2, 2009, from EisnerAmper LLP, the registered public or certified public accountants of Henry Bros. and from Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu, the registered public or certified public accountants of General Microwave, (A) a customary initial comfort letter delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin) or Statement of Auditing Standards No. 100 (or any successor bulletin), as applicable, dated the date hereof, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, with respect to the financial statements and certain financial information contained in the Time of Sale Document and the Final Offering Memorandum, and (B) a customary “bring-down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers and their counsel, which includes, among other things, a reaffirmation of the statements made in the initial letter furnished pursuant to clause (A) with respect to such financial statements and financial information contained in the Time of Sale Document and the Final Offering Memorandum.

(c)                                  Executed Documents.  The Initial Purchasers shall have received fully executed originals of each Document (each of which shall be in full force and effect on terms reasonably satisfactory to the Initial Purchasers), and each opinion, certificate, letter and other document to be delivered in connection with the Offering or any other Transaction.

(d)                                 Collateral.

(A) The Collateral Agent shall have received on the Closing Date the following, in the form and substance reasonably satisfactory to the Initial Purchasers, but only to the extent not previously delivered:

(i)                                     appropriately completed copies of Uniform Commercial Code financing statements naming the Stage I Issuer and Acquisition Co., as applicable, as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent and its counsel, desirable to perfect the security interests of the Collateral Agent pursuant to the Stage I Collateral Agreements;

(ii)                                  appropriately completed copies of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any person in any collateral described in any Stage I Collateral Agreement previously granted by any person;

(iii)                               certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Stage I Issuer or Acquisition Co. as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Stage I Collateral Agreement, other than such financing statements that evidence Permitted Liens);

(iv)                              such other approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent;

(B)           The Collateral Agent and its counsel shall be satisfied that (a) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties in the collateral described above is of the priority described in the Time of Sale Document and the Final Offering Memorandum and (b) no Lien exists on any of the collateral described above, other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties pursuant to a Collateral Agreement in each case subject to the Permitted Liens;

(C)           All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clause (d)(A)(i) and (d)(A)(ii) above (collectively, the “UCC Statements”) shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Collateral Agent (the “Filing Agent”).  The Filing Agent shall have acknowledged in a writing that is reasonably satisfactory to the Collateral Agent and its counsel (i) the Filing Agent’s receipt of all UCC Statements, (ii) that the UCC Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Collateral Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

(e)                                  Herley Debt.  Herley shall have no outstanding indebtedness other than $7.6 million of indebtedness of Herley’s Israeli subsidiary, and the Initial Purchasers shall have received a copy of the irrevocable notice that was delivered by Herley to the IDA of Herley’s intent to repay the $2.0 million of outstanding indebtedness under the bonds issued by Herley’s U.S. subsidiaries to the IDA no later than May 2, 2011.

(f)                                    Acquisition. The Tender Offer for all of the issued and outstanding shares of capital stock of Herley shall have expired pursuant to the Merger Agreement (with no provision thereof having been waived, amended, supplemented or otherwise modified in a manner which could reasonably be expected to be materially adverse to the rights or interests of Acquisition Co. or any holder of the Stage I Notes without the consent from the holders of at least a majority in aggregate principal amount thereof) and that Acquisition Co. shall have accepted for purchase such shares of capital stock which were validly tendered and not withdrawn and which when added to such shares of capital stock already held by Acquisition Co. constitute at least a majority on a fully-diluted basis of the issued and outstanding common stock of Herley (or such higher percentage of common and other capital stock as shall be required under applicable law, the constituent documents of Herley and the contractual arrangements of Herley to enable Acquisition Co. to cause the Merger to occur on or prior to the 90th day following the Closing Date without the vote of any other shareholder or any director of Herley), and Intermediate Holdings shall have made a contribution to Acquisition Co. with the gross proceeds of the Offering (net of all fees, expenses and costs related thereto) and all of the proceeds of the Contributions to the extent necessary to enable Acquisition Co. to concurrently consummate with the proceeds of such contribution such purchase.

(g)                                 No Material Adverse Change.  Subsequent to the respective dates as of which information is given in the Time of Sale Document (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change that could, in the sole judgment of Jefferies be expected to (i) make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Stage I Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Document and the Final Offering Memorandum, or (ii) materially impair the investment quality of any of the Securities.

(h)                                 No Hostilities.  Any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the sole judgment of Jefferies, impracticable or inadvisable to market or proceed with the offering or delivery of the Stage I Securities on the terms and in the manner contemplated in the Time of Sale Document and the Final Offering Memorandum or to enforce contracts for the sale of any of the Stage I Securities.

(i)                                     No Suspension in Trading; Banking Moratorium.  (i) Trading in Kratos’ common stock shall have been suspended by the SEC or the NASDAQ Global Market or a suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Market or any setting of limitations on prices for securities occurs on any such exchange or market or (ii) the declaration of a banking moratorium by any Governmental Authority has occurred or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that, in the case of clause (i) or (ii) of this paragraph, in the sole judgment of Jefferies could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

(j)                                     Corporate Proceedings.  All corporate proceedings and other legal matters incident to the authorization, form and validity of the Documents and the Transactions and all other legal matters relating of the offering, issuance and sale of the Securities and the Transactions shall be reasonably satisfactory in all material respects to counsel to the Initial Purchaser; and Kratos shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(k)                                  Escrow Agreement. At the Closing Date, the Stage I Issuer shall have duly executed and delivered the Escrow Agreement and all other agreements, certificates, instruments and other documents and provided evidence that all other actions necessary or, in the reasonable opinion of the Escrow Agent, desirable, to perfect the security interests of the Escrow Agent in the Escrow Account have been taken and the Escrow Agreement shall be in full force and effect.

(l)                                     Required Escrow Deposit. The Stage I Issuer shall have deposited cash into the Escrow Account in an amount, when taken together with the proceeds of the Stage I Notes deposited therein by the Initial Purchasers, equal to the Required Escrow Deposit.

(m)                               No Material Applicable Laws or Proceedings.  (i) No Applicable Law shall have been enacted, adopted or issued and (ii) no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or, to Kratos’ knowledge, after due inquiry, be pending or contemplated as of the Closing Date that, would, as of the date hereof and at the Closing Date, restrain, enjoin, prevent or interfere with the consummation of the Offering or any of the Transactions or would, individually or in the aggregate, have a Material Adverse Effect.

8.             Indemnification and Contribution.

(a)                                  Indemnification by the Issuers and the Guarantors.  Each of the Issuers and Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which such Initial Purchaser, affiliate, director, officer, employee or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of Kratos, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)                                     any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto; or

(ii)                                  the omission or alleged omission to state, in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum, or any amendment or supplement thereto, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

and, subject to the provisions hereof, will reimburse, as incurred, such Initial Purchaser and its affiliates, directors, officers, employees and each such controlling persons for any legal or other expenses incurred by such person in connection with investigating, defending against, settling, compromising, paying or appearing as a third-party witness in connection with any such loss, claim, damage, liability, expense or action in respect thereof; provided, however, the Issuers and the Guarantors will not be liable in any such case to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final, unappealable judgment that such loss, claim, damage, liability or expense resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in the Time of Sale Document, any Company Additional Written Communication or the Final Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to Kratos by the Initial Purchasers specifically for use therein, it being understood and agreed that the only such information furnished by the Initial Purchasers to Kratos consists of the information set forth in Section 13.  The indemnity agreement set forth in this Section shall be in addition to any liability that the Issuers and the Guarantors may otherwise have to the indemnified parties.

(b)                                 Indemnification by the Initial Purchasers.  Each Initial Purchaser agrees severally and not jointly to indemnify and hold harmless each of the Issuers, each of the Guarantors and their respective directors, officers and each person, if any, who controls Kratos within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages, liabilities or expenses to which such Issuer, such Guarantor or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as a court of competent jurisdiction shall have determined by a final, unappealable judgment that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Document or the Final Offering Memorandum or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to Kratos by the Initial Purchasers specifically for use therein as set forth in Section 13; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Issuers, each of the Guarantors or any such director, officer or controlling person in connection with any such loss, claim, damage, liability, expense or action in respect thereof.  The indemnity agreement set forth in this Section shall be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.

(c)                                  Notifications and Other Indemnification Procedures.  As promptly as reasonably practicable after receipt by an indemnified party under this Section of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under Section 8(a) or (b) above unless and only to the extent it is materially prejudiced as a proximate result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) and (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect, jointly with any other indemnifying party similarly notified by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of Section 8(a) or Kratos in the case of Section 8(b), representing the indemnified parties under such Section 8(a) or (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section, in which case the indemnified party may effect such a settlement without such consent.

(d)                                 Settlements.  No indemnifying party shall be liable under this Section for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

(e)                                  Contribution.  In circumstances in which the indemnity agreements provided for in this Section is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof).  The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Stage I Issuer bear to the total discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Initial Purchasers pursuant to Section 8(b) above, on the other hand, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

(f)                                    Equitable Consideration.  The Issuers, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution determined pursuant to Section 8(e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 8(e). Notwithstanding any other provision of this Section, the Initial Purchasers shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchasers under this Agreement, less the aggregate amount of any damages that such Initial Purchasers have otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligation to contribute hereunder shall be several in proportion to their respective purchase obligations hereunder and not joint. For purposes of Section 8(e), each director, officer and employee of each Initial Purchaser, and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Initial Purchasers, and each director, officer and employee of the Issuers and the Guarantors, and each person, if any, who controls an Issuer or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers and the Guarantors.

9.             Termination.  Jefferies may terminate this Agreement at any time prior to the Closing Date by written notice to Kratos if any of the events described in Sections 7(g) (No Material Adverse Change), 7(h) (No Hostilities) or 7(i) (No Suspension in Trading; Banking

Moratorium) shall have occurred or if the Initial Purchasers shall decline to purchase the Stage I Securities for any reason permitted by this Agreement.  The Issuers may terminate this Agreement on the Closing Date by written notice to Jefferies if less than a majority of all of the outstanding shares of common stock of Herley have been validly tendered (on a fully-diluted basis) pursuant to the Tender Offer on or prior to the Closing Date.  Any termination pursuant to this Section shall be without liability on the part of (a) the Issuers or the Guarantors to the Initial Purchasers, except that the Issuers and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 5(f) hereof; provided, however that if the Issuers terminate this Agreement pursuant to the immediately preceding sentence then no such reimbursement obligation shall exist hereunder (but Kratos acknowledges and agrees that to the extent such expenses are reimbursable under the Debt Financing Letters (as defined in the Commitment Letter), such expenses shall continue to be reimbursable thereunder in accordance with the terms thereof), or (b) the Initial Purchasers to the Issuers or the Guarantors, except, in the case of each of clauses (a) and (b), that the provisions of Sections 9 and 10 hereof shall at all times be effective and shall survive such termination.

10.          Survival.  The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Issuers and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, (ii) the acceptance of the Stage I Securities, and payment for them hereunder, and (iii) any termination of this Agreement.

11.          Defaulting Initial Purchaser.  If, on the Closing Date, any one of the Initial Purchasers shall fail or refuse to purchase Stage I Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Stage I Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Stage I Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Stage I Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Stage I Securities set forth opposite the names of all such non-defaulting Initial Purchasers to purchase the Stage I Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If, on the Closing Date any Initial Purchaser shall fail or refuse to purchase Stage I Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Stage I Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Stage I Securities to be purchased on such date, and arrangements satisfactory to the non-defaulting Initial Purchasers and Kratos for the purchase of such Stage I Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or of the Issuers or any Guarantor. Any action taken under this Section shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

12.          No Fiduciary Relationship.  The Issuers and the Guarantors hereby acknowledge that each Initial Purchaser is acting solely as initial purchaser in connection with the purchase and sale of the Stage I Securities. The Issuers and the Guarantors further acknowledge that each Initial Purchaser is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Initial Purchasers act or be responsible as a fiduciary to either the Issuers, the Guarantors or their respective management, stockholders or creditors or any other person in connection with any activity that the Initial Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Stage I Securities, either before or after the date hereof.  The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to either the Issuers or the Guarantors, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Issuers and the Guarantors hereby confirm their understanding and agreement to that effect. The Issuers, the Guarantors and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Initial Purchasers to the Issuers and the Guarantors regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Issuers and the Guarantors. The Issuers and the Guarantors hereby waive and release, to the fullest permitted by law, any claims that either the Issuers or the Guarantors may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Issuers or the Guarantors in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

13.          Information Supplied by Initial Purchasers.  Each of the Issuers and the Guarantors hereby acknowledges that, for purposes of Section 4(c) and Section 8, the only information that the Initial Purchasers have furnished to Kratos specifically for use in the Preliminary Offering Memorandum or the Final Offering Memorandum are the statements set forth in (a) the first sentence of the sixth paragraph and (b) the first sentence of the eighth paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

14.          Miscellaneous.

(a)                                  Notices.  Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Issuers, to:

Kratos Defense & Security Solutions, Inc.

4820 Eastgate Mall

San Diego, CA 92121

Tel: (858) 812-7300

Fax: (858) 812-7301

Attention: Deanna Lund

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

4747 Executive Drive, 12th Floor

San Diego, CA 92121

Tel: (858) 458-3000

Fax: (858) 458-3005

Attention: Deyan Spiridonov

and (ii) if to the Initial Purchasers, to:

Jefferies & Company, Inc.

520 Madison Avenue

New York, NY 10022

Attention: General Counsel

and

KeyBanc Capital Markets Inc.

127 Public Square

Cleveland, OH 44114

Attention: General Counsel

Oppenheimer & Co. Inc.

300 Madison Avenue

New York, NY 10017

Attention: General Counsel

(or in any case to such other address as the person to be notified may have requested in writing).

(b)                                 Beneficiaries.  This Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Guarantors, the Initial Purchasers and to the extent provided in Section 8 hereof, the controlling persons, affiliates, officers, directors, partners, employees, representatives and agents referred to in Section 8 hereof and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Stage I Securities from the Initial Purchasers merely because of such purchase.  Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Stage I Securities from the Initial Purchasers is intended to be a beneficiary of the covenants of the Issuers and the Guarantors contained in the Registration Rights Agreement to the same extent as if the Stage I Securities were sold and those covenants were made directly to such purchaser by the Issuers and the Guarantors, and each such purchaser shall have the right to take action against the Issuers and the Guarantors to enforce, and obtain damages for any breach of, those covenants.

(c)                                  Governing Law; Jurisdiction; Waiver of Jury Trial; Venue.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the Issuers and the Guarantors hereby expressly and irrevocably (i) submits to the non-exclusive jurisdiction of the federal and state courts sitting in the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or the Transactions, and (ii) waives (a) its right to a trial by jury in any legal action or proceeding relating to this Agreement, the Transactions or any course of conduct, course of dealing, statements (whether verbal or written) or actions of the Initial

Purchasers and for any counterclaim related to any of the foregoing and (b) any obligation which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

(d)                                 Entire Agreement; Counterparts.  This Agreement, together with the Engagement Letter, constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Notwithstanding the foregoing or anything else contained in this Agreement (other than the last sentence of this paragraph) to the contrary, nothing contained in this Agreement shall be deemed to (except as otherwise provided in this paragraph) amend, modify or impair or otherwise affect the rights and obligations (including in the case of the Commitment Parties (as such term is defined in the Commitment Letter as herein defined), the Commitments (as such term is defined in the Commitment Letter)) of any of the parties under the Commitment Letter dated February 7, 2011 among Kratos, on the one hand, and Jefferies Group, Inc., Key Capital Corporation and OPY Credit Corp., on the other hand (the “Commitment Letter”) or any other Debt Financing Letter (as defined therein), in any manner whatsoever.  In the event (A) (i) any of the conditions set forth in Section 7 of this Agreement are not satisfied or waived by the Initial Purchasers on March 25, 2011 or (ii) the Initial Purchasers would have the right to terminate this Agreement in accordance with Section 9 of this Agreement but (B) the Commitment Parties would not have the right to terminate their Commitments under the Commitment Letter and the conditions to the obligations of the Commitment Parties to purchase Notes (as defined therein) under Section 3 of the Commitment Letter have been satisfied by such date, then each of the Initial Purchasers (severally and not jointly) agrees that it shall (i) honor the obligation of its or its affiliate that is a Commitment Party under the Commitment Letter to purchase the Stage I Notes or (ii) shall cause such affiliate to enter into a joinder and amendment to this Agreement such that such affiliate shall become a party hereto and this Agreement shall be amended in a manner consistent with the terms set forth under the caption “Purchase Agreement” in Exhibit A to the Commitment Letter to modify the representations and warranties, conditions and termination rights as provided for under such caption (and the parties hereto agree to negotiate such amendment in good faith); provided, that in no event shall the failure to agree upon such joinder and amendment be an excuse for the Commitment Parties to fail to fund the Commitments on March 25, 2011 provided that Kratos has in fact satisfied the conditions set forth in Section 3 of the Commitment Letter (including those set forth in Exhibit B to the Commitment Letter (after giving effect to the waivers set forth in the proviso to the immediately succeeding sentence)); it being acknowledged that the Commitment Parties shall have the right to exercise their market flex rights under Section 2 of the Fee Letter (as defined in the Commitment Letter).  The parties hereto acknowledge and agree that the conditions set forth in paragraphs (i) 5 (provided that the condition set forth in Section 7(e) hereof has been satisfied), (ii) 6, (iii) 13, (iv) 14 (subject to the Issuers’ continued compliance with Section 5(d) hereof) and (v) 15 (to the extent that such paragraph 15 relates to the delivery of a comfort letter and a “bring down” comfort letter from Plante & Moran, PLLC) of Exhibit B to the Commitment Letter are waived as of the date of this Agreement; provided that, in the case of clauses (ii), (iii), (iv) and (v) above, such limited waiver is effective only until 5:00 p.m. EDT on March 25, 2011, at which time such limited waiver with respect to such clauses will expire and such conditions will be reinstated and in full force and effect.  Notwithstanding anything contained in this Agreement to the contrary, if (i) the Stage I Notes are purchased hereunder on the Closing Date or (ii) (A) by March 24, 2011, a majority of the outstanding shares of the common stock of Herley have been validly tendered (on a fully-diluted basis) and not withdrawn and Acquisition Co. is legally obligated under the Merger Agreement to purchase such shares and (B) no later than 1:00 p.m. EDT on March 25, 2011, the Initial Purchasers or such affiliates, as applicable, are ready and willing to purchase all of the Stage I Notes and the Stage I Issuer refuses to issue the Stage I Notes by such time, then, in the case of each of clauses (i) and (ii), all of the Commitments shall be terminated.

(e)                                  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)                                    Separability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)                                 Amendment.  This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

(h)                                 Agreement Among Initial Purchasers.  Any action by the Initial Purchasers hereunder may be taken by Jefferies on behalf of the Initial Purchasers, and any such action taken by Jefferies shall be binding upon each of the Initial Purchasers.

(i)                                     Escrow Condition.  Notwithstanding anything to the contrary in this Agreement, if the Escrow Condition does not exist on the Closing Date, the Stage I Issuer will not be required to deposit the Required Escrow Deposit in the Escrow Account and the representations, warranties, covenants and conditions herein related to the Required Escrow Deposit, the Escrow Account and the Escrow Agreement shall be given no force or effect

(j)                                     Representations and Warranties Regarding Herley.  Notwithstanding anything to the contrary in this Agreement, each representation and warranty (except to the extent such representation and warranty is already modified with a knowledge qualifier) made or to be made with respect to Herley or any of its subsidiaries shall be deemed to have been made or will be made to the knowledge, after due inquiry, of Kratos to the extent such representation and warranty is applicable to Herley or such subsidiary.

Please confirm that the foregoing correctly sets forth the agreement between the Issuers, the Guarantors and the Initial Purchasers.

Very truly yours,

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

ACQUISITION CO. LANZA PARENT

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

LANZA ACQUISITION CO.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

AI METRIX, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

AIRORLITE COMMUNICATIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

CHARLESTON MARINE CONTAINERS INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

DALLASTOWN REALTY I, LLC

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of Gichner Holdings, Inc., sole member of Dallastown Realty I, LLC

DALLASTOWN REALTY II, LLC

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of Dallastown Realty I, LLC, sole member of Dallastown Realty II, LLC

DEFENSE SYSTEMS, INCORPORATED

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

DEI SERVICES CORPORATION

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

DIGITAL FUSION SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

DIGITAL FUSION, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

DIVERSIFIED SECURITY SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

DTI ASSOCIATES, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

GICHNER HOLDINGS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

GICHNER SYSTEMS INTERNATIONAL, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

GICHNER SYSTEMS GROUP, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HAVERSTICK CONSULTING, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HAVERSTICK GOVERNMENT SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
a Delaware corporation

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
a Colorado corporation

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
a Virginia corporation

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
a New Jersey corporation

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HENRY BROS. ELECTRONICS, INC.,
a California corporation

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

HENRY BROS. ELECTRONICS, LLC

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of Henry Bros. Electronics, Inc., sole member of Henry Bros. Electronics, LLC

HGS HOLDINGS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

JMA ASSOCIATES, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

KRATOS DEFENSE ENGINEERING SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

KRATOS PUBLIC SAFETY & SECURITY SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

KRATOS MID-ATLANTIC, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

KRATOS SOUTHEAST, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

KRATOS SOUTHWEST L.P.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of Kratos Texas, Inc., General Partner of Kratos Southwest L.P.

KRATOS TEXAS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

MADISON RESEARCH CORPORATION

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

NATIONAL SAFE OF CALIFORNIA, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

POLEXIS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

REALITY BASED IT SERVICES, LTD.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

ROCKET SUPPORT SERVICES LLC

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of HGS Holdings, Inc., sole managing member of Rocket Support Services LLC

SHADOW I, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

SHADOW II, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

SHADOW III, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

SCT ACQUISITION, LLC

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of Charlestown Marine Containers Inc., sole member of SCT Acquisition, LLC

SCT REAL ESTATE, LLC

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer of SCT Acquisition, LLC, sole member of SCT Real Estate, LLC

SUMMIT RESEARCH CORPORATION

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

KRATOS TECHNOLOGY & TRAINING SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

WFI NMC CORP.

By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President and Chief Financial Officer

Accepted and Agreed to:

JEFFERIES & COMPANY, INC.

By:	/s/ Kevin Lockhart
Name: Kevin Lockhart
Title: Managing Director

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Eric N. Peither
Name: Eric N. Peither
Title: Managing Director

OPPENHEIMER & CO. INC.

By:	/s/ Brian S. Perman
Name: Brian S. Perman
Title: Managing Director